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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.   20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 8, 2006
                                                       ----------------

                          OHIO CASUALTY CORPORATION
           (Exact name of registrant as specified in its charter)

           OHIO                     0-5544                   31-0783294
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)

                  9450 Seward Road, Fairfield, Ohio  45014
            (Address of principal executive offices) (Zip Code)

                               (513) 603-2400
            (Registrant's telephone number, including area code)

                               Not Applicable
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02. Results of Operations and Financial Condition
---------

(a) On February 8, 2006, Ohio Casualty Corporation (the "Corporation") issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2005. The Corporation also issued on February 8, 2006 certain Supplemental Financial Information with respect to its earnings for the fourth quarter and year ended December 31, 2005. The press release and the Supplemental Financial Information were posted on the Corporation's website at http://www.ocas.com and are attached hereto as Exhibits 99.1 and 99.2, respectively, and hereby incorporated by reference.


ITEM 9.01. Financial Statements and Exhibits
---------

(c)   Exhibits

      Exhibit No.   Description
      ----------    -----------
         99.1       Press release dated February 8, 2006 issued by Ohio
                    Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.

         99.2 Financial Information issued by Ohio Casualty Corporation on February 8, 2006 and posted on the Corporation's website at http://www.ocas.com.






                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       OHIO CASUALTY CORPORATION
                                       -------------------------
                                              (Registrant)





February 8, 2006                       /s/Debra K. Crane
                                       --------------------------------------
                                       Debra K. Crane, Senior Vice President,
                                         General Counsel and Secretary






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                              Exhibit Index
                              -------------



                       Current Report on Form 8-K
                         Dated February 8, 2006



Exhibit No.   Description
----------    -----------

   99.1 Press release dated February 8, 2006 issued by Ohio Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.

   99.2 Financial Information issued by Ohio Casualty Corporation on February 8, 2006 and posted on the Corporation's website at http://www.ocas.com.












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